UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2020

Comcast Corporation
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

001-32871			27-0000798
(Commission File Number)			(IRS Employer Identification No.)

One Comcast Center
Philadelphia,	PA		19103-2838
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	CMCSA	NASDAQ Global Select Market
0.250% Notes due 2027	CMCS27	NASDAQ Global Market
1.500% Notes due 2029	CMCS29	NASDAQ Global Market
0.750% Notes due 2032	CMCS32	NASDAQ Global Market
1.875% Notes due 2036	CMCS36	NASDAQ Global Market
1.250% Notes due 2040	CMCS40	NASDAQ Global Market
9.455% Guaranteed Notes due 2022	CMCSA/22	New York Stock Exchange
5.50% Notes due 2029	CCGBP29	New York Stock Exchange
2.0% Exchangeable Subordinated Debentures due 2029	CCZ	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On April 30, 2020, Comcast Corporation (“Comcast”) issued a press release reporting the results of its operations for the three months ended March 31, 2020. The press release is attached hereto as Exhibit 99.1. Exhibit 99.2 sets forth the reasons Comcast believes that presentation of the non-GAAP financial measures contained in the press release provides useful information to investors regarding Comcast's results of operations and financial condition. To the extent material, Exhibit 99.2 also discloses the additional purposes, if any, for which Comcast's management uses these non-GAAP financial measures.  A reconciliation of these non-GAAP financial measures with the most directly comparable GAAP financial measures is included in the press release itself. Comcast does not intend for this Item 2.02 or Exhibit 99.1 or Exhibit 99.2 to be treated as "filed" under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 9.01. Exhibits

Exhibit Number	Description

99.1	Comcast Corporation press release dated April 30, 2020.
99.2	Explanation of Non-GAAP and Other Financial Measures.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date:	April 30, 2020	By:	/s/ Daniel C. Murdock
Daniel C. Murdock
Senior Vice President, Chief Accounting Officer and Controller
(Principal Accounting Officer)